SB EXHIBIT 23.1

                              CONSENT OF ACCOUNTANT


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                        CONSENT OF INDEPENDENT AUDITORS


We consent to the use of our report dated July 22, 1999, with respect to the financial statements of Mind2Market, Inc. included in Form 10SB.



                                                       /s/ Van Dorn & Bossi
                                                       -------------------------
                                                       VAN DORN & BOSSI

Boulder, Colorado
November 19, 1999